UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 6, 2013


                                   30DC, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                       000-30999             16-1675285
----------------------------        -------------------  ----------------------
(State or other jurisdiction         (Commission File        (IRS Employer
     of incorporation)                    Number)        Identification Number)


                 80 BROAD STREET, 5TH FLOOR, NEW YORK, NY 10004
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 962-4400
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               Registrant's telephone number, including area code


       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting  material  pursuant to  Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c)

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        SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
---------------------------------------------------------

Marcum, LLP ("Marcum"), the independent registered public accounting firm for 30DC, Inc. ("the Company") was dismissed on June 6, 2013, by the Company's Board of Directors.

The actions to dismiss the Company's current auditors and engage new auditors was approved by the Board of Directors. No audit committee exists, other than the members of the Board of Directors.

Marcum's reports on the Company's financial statements for the fiscal years ended June 30, 2011 and 2012 did not contain an adverse opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting practices. Marcum's report on the Company's financial statements for the fiscal years ended June 20, 2012 and 2011 contained an explanatory paragraph indicating that there was a substantial doubt as to the Company's ability to continue as a going concern. In relation to the audit of the financial statements, Marcum informed the Company of its observations of a material weakness in internal control over financial reporting.

The Company and Marcum have not, during Marcum's audit of the financial statements for the fiscal years ended June 2012 and 2011 or through the date of this 8-K, had any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter in its reports for such years; and there were no "reportable events" as the term is described in Item 304(a)(1)(v) of Regulation S-K

The Company has provided Marcum with a copy of the above disclosures and has requested Marcum furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Marcum agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of such letter dated June 13, 2013 is filed as exhibit 16.1 to this Current Report on Form 8-K.

On June 12, 2013, the Board of Directors of the Company approved the engagement of new auditors, Malone Bailey, LLP, of Houston, Texas to be the Company's independent registered public accountant.

Prior to engaging Malone Bailey, LLP, the Company had not consulted Malone Bailey, LLP regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or a reportable event, nor did the Company consult with Malone Bailey, LLP, regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.


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

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

         (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                      DESCRIPTION
     -----------        ------------------------------------------
         16.1           Letter of Marcum, LLP, dated June 13, 2013







































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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    30DC, INC.




                                    By:/s/ Theodore A. Greenberg
                                    ------------------------------------------
                                    Theodore A. Greenberg,
                                    Chief Financial Officer


                                    Date: June 13, 2013



































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